ARTICLES SUPPLEMENTARY

                                       OF

                          FLAGSHIP ADMIRAL FUNDS, INC.



        FLAGSHIP ADMIRAL FUNDS, INC., a Maryland corporation having its principal place of business at One Dayton Center, Dayton, Ohio 45402 (the "Corporation") hereby certifies as follows:
        FIRST: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, in order to reflect current practices by the Corporation relating to its capital stock, and to give legal effect thereto, the Board of Directors of the Corporation has duly reclassified certain shares of its "Flagship Utility Income Fund Portfolio Stock" into various sub-classes thereof as follows: (i) 49,125,000 shares of "Flagship Utility Income Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 49,125,000 shares hereafter designated as "Flagship Utility Income Fund Portfolio Stock - Class A;" (ii) 49,125,000 shares of "Flagship Utility Income Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 49,125,000 shares hereafter designated as "Flagship Utility Income Fund Portfolio Stock - Class B;" (iii) 49,125,000 shares of "Flagship Utility Income Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 49,125,000 shares hereafter designated as "Flagship Utility Income Fund Portfolio Stock - Class C;" and (iv) 49,125,000 shares of "Flagship Utility Income Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 49,125,000 shares hereafter designated as "Flagship Utility Income Fund Portfolio Stock - Class Y."

        SECOND: The shares of "Flagship Utility Income Fund Portfolio Stock - Class A" (the "Utility Class A Stock"), "Flagship Utility Income Fund Portfolio Stock - Class B" (the "Utility Class B Stock"), "Flagship Utility Income Fund Portfolio Stock - Class C" (the "Utility Class C Stock") and "Flagship Utility Income Fund Portfolio Stock - Class Y" (the "Utility Class Y Stock") shall have the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of and rights to require redemption:

        1. The Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock, the Utility Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" together shall be deemed to be a single "class" of the capital stock of the Corporation within the meaning of the Charter of the Corporation and shall be referred to herein collectively as the "Class."



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        2. The Utility Class A Stock, the Utility Class B Stock, the Utility
Class C Stock, the Utility Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" shall each hereafter be deemed to be a subclass of the Class, and each share of each such subclass shall represent an equal proportionate interest in the "assets belonging to" the Class (subject to the liabilities belonging to the Class), as the "assets belonging to" the Class shall be determined in accordance with Article FIFTH, Section 3 of the Charter of the Corporation, and, except as otherwise specifically set forth herein, shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as are afforded by the Charter of the Corporation and applicable law to every other share of each subclass of the Class.

        3. Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock and the Utility Class Y Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from subclass to subclass within the Class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

        4. As more fully set forth hereafter, the expenses and liabilities attributable to the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock and the Utility Class Y Stock, respectively, shall be determined separately, and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution and liquidation of the Corporation to holders, of shares of such subclasses of the Class may vary from subclass to subclass within the Class.

        5. For purposes of determining the net asset value per share of stock of the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock and the Utility Class Y Stock, respectively (i) the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable to the Class as a whole, if any (but not with any liabilities attributable only to a particular subclass thereof) and with the Class's share of the liabilities of the Corporation not attributable to any particular class or subclass of the capital stock of the Corporation; in the latter case, in the proportion that the aggregate net asset value of the Class (determined without regard to such liabilities) bears to the net asset value of all classes of the capital stock of the Corporation (determined without regard to such liabilities), as determined in accordance with procedures established by the Board of Directors, and then (ii) each share of the Utility Class A Stock, the Utility Class B Stock,

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the Utility Class C Stock, the Utility Class Y Stock and "Flagship Utility
Income Fund Portfolio Stock" shall be allocated a proportionate interest in the "assets belonging to" the Class (after application thereto of the expenses and liabilities described in clause (i)) based upon the number of shares of each such subclass then-outstanding, and then (iii) each such interest of each such subclass in the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable solely to such subclass, all as determined in accordance with procedures established by the Board of Directors and as may be described in the Prospectus of the Corporation relating to the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock or the Utility Class Y Stock in effect from time to time.

        6. The net asset value of each share of the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock, and the Utility Class Y Stock to be issued and sold or redeemed or purchased at net asset value shall be the net asset value per share determined in accordance with the procedures adopted by the Board of Directors based upon the "assets belonging to" the Class less the expenses and liabilities charged to the Class and less the expenses and liabilities charged to each such subclass as described in the Prospectus of the Corporation relating to the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock or the Utility Class Y Stock in effect from time to time.

        7. All consideration received by the Corporation in respect of the issuance or sale of shares of the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock or the Utility Class Y Stock, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class for all purposes, subject only to the rights of creditors of the Corporation and the rights of other subclasses of the Class, and shall be so recorded upon the books of account of the Corporation.

        8. The Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock and the Utility Class Y Stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to each such subclass of the Class; provided, however, that dividends or distributions shall be paid on shares of each such subclass of the Class only out of "assets belonging to" the Class.

        9. In the event of liquidation or dissolution of the Corporation, holders of the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock and the Utility Class Y Stock shall be entitled to receive, as a subclass, out of the assets of the Corporation available for distribution to stockholders, a proportionate interest in the "assets belonging to"

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the Class. The assets so distributable to the stockholders of each such subclass of the Class shall be distributed amongst the stockholders of such subclasses in proportion to the number of shares of that subclass held by them as recorded on the books of the Corporation. In the event that there are any "assets belonging to" the Class which are available for distribution that are not attributable to any particular subclass of such Class, such assets shall be allocated to all subclasses in proportion to the net asset values of each of the respective subclasses of the Class and then distributed to the holders of the stock of each subclass in proportion to the number of shares of that subclass held by the respective holders thereof.

        10. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent to the contrary, each share of the Utility Class A Stock also shall be subject to the following provisions: (i) the shares of the Utility Class A Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof plus a sales charge in such amount as may be established from time to time by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Utility Class A Stock in effect at the time the shares of Utility Class A Stock shall be purchased from the Corporation; and (ii) each holder of shares of the Utility Class A Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Utility Class A Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        11. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Utility Class B Stock also shall be subject to the following provisions: (i) the shares of the Utility Class B Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the Prospectus of the Corporation relating to the Utility Class B Stock in effect at the time the shares of Utility Class B Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation, to the extent and at such times as the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a redemption price equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Utility Class B Stock, from time to time, in such amounts as may be determined by the Board of Directors of the Corporation and set

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forth in the Prospectus of the Corporation relating to the Utility Class B Stock in effect at the time the shares of Utility Class B Stock shall be purchased from the Corporation; (ii) each holder of shares of the Utility Class B Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Utility Class B Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Utility Class B Stock, from time to time, in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Utility Class B Stock in effect at the time the shares of Utility Class B Stock shall be purchased from the Corporation; and (iii) each share of the Utility Class B Stock shall convert automatically, without any action on the part of the holder thereof, into one share of Utility Class A Stock per share of Utility Class B Stock held by the holder thereof on such date as may be established by the Board of Directors of the Corporation, from time to time, in its sole and absolute discretion (the "Conversion Date"); provided, however, that the Conversion Date shall not be a date which less than four years following the date on which the shares of Utility Class B Stock to be converted shall have been purchased by the holder thereof and shall not be a date later than ten years following the date on which the shares of the Class B Stock to be converted shall have been purchased by the holder thereof.

        For purposes of the foregoing conversion feature of the Utility Class B Stock, shares of Utility Class B Stock which are purchased by the holder thereof by reinvestment of dividends or distributions paid or made by the Corporation in respect of the Utility Class B Stock shall convert to Utility Class A Stock on the applicable Conversion Date on a proportionate basis in the same proportion that the shares of Utility Class B Stock not so purchased held by such holder convert to Utility Class A Stock on the applicable Conversion Date. From and after the conversion of any shares of Utility Class B Stock to Utility Class A Stock, all of the shares of Utility Class B Stock so converted shall have all of the preferences, rights, voting powers, restrictions, limitations as to dividends, and qualifications and terms and conditions of and rights to require redemption as are afforded to each share of Utility Class A Stock pursuant to the Charter of the Corporation and these Articles Supplementary.

        12. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Utility Class C Stock also shall be subject to the following provisions: (i) each share of the Utility Class C Stock

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may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the Prospectus of the Corporation relating to the Utility Class C Stock in effect at the time the shares of Utility Class C Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation from any holder thereof to the extent that the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors may determine to be advisable, at any time within the first year following the date that the holder thereof shall have purchased such shares of Utility Class C Stock from the Corporation at a price equal to the net asset value per share thereof, less any applicable redemption charges, including a contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of Utility Class C Stock in such amounts as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Utility Class C Stock in effect at the time the shares of Utility Class C Stock shall be purchased from the Corporation, and thereafter may be redeemed from the holder thereof by the Corporation to the extent that the Board of Directors may determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Utility Class C Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Utility Class C Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of the Class C Stock in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Utility Class C Stock in effect at the time the shares of Utility Class C Stock shall be purchased from the Corporation.

        13. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, the shares of the Utility Class Y Stock also shall be subject to the following provisions: (i) the Utility Class Y Stock shall be offered, issued and sold by the Corporation only to institutional investors making a minimum investment in Utility Class Y Stock of at least $2,000,000, on an aggregate basis, upon such other terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Utility Class Y Stock, upon request to the Corporation (accompanied by surrender of the

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appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully affect such redemption under the laws of the State of Maryland, all or any part of the shares of the Utility Class Y Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        14. The right of any holder of shares of the Utility Class A Stock, the Utility Class B Stock, the Utility Class C Stock or the Utility Class Y Stock to be redeemed by the Corporation as provided in these Articles Supplementary or pursuant to Article FIFTH, Section 3(e) of the Charter of the Corporation to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive
(i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder has previously become entitled as the record holder of such shares on the record date for such dividend or distribution. Notwithstanding the foregoing, in the event that any shares of such stock are redeemed by the Corporation and certificates representing the redeemed shares have been issued by the Corporation, the redemption price therefor need not be paid by the Corporation until the certificates have been received by the Corporation or its agent duly endorsed for transfer.

        THIRD: The shares of "Flagship Utility Income Fund Portfolio Stock" shall continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as were afforded to "Flagship Utility Income Fund Portfolio Stock" prior to the effectiveness of these Articles Supplementary.

        FOURTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, in order to reflect current practices by the Corporation relating to its capital stock, and to give legal effect thereto, the Board of Directors of the Corporation has duly reclassified shares of its "Flagship Limited Term U.S. Government Fund Portfolio Stock" into various sub-classes thereof as follows: (i) 24,500,000 shares of "Flagship Limited Term U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class A;" (ii) 24,500,000 shares of "Flagship Limited Term U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class B;" (iii) 24,500,000 shares of "Flagship Limited Term U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of

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24,500,000 shares hereafter designated as "Flagship Limited Term U.S. Government
Fund Portfolio Stock - Class C;" and (iv) 24,500,000 shares of "Flagship Limited Term U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Limited Term U.S. Government Fund Portfolio Stock Class Y."

        FIFTH: The shares of "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class A" (the "Limited Term Class A Stock"), "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class B" (the "Limited Term Class B Stock"), "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class C" (the "Limited Term Class C Stock") and "Flagship Limited Term U.S. Government Fund Portfolio Stock - Class Y" (the "Limited Term Class Y Stock") shall have the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of and rights to require redemption:

        1. The Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock, the Limited Term Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" together shall be deemed to be a single "class" of the capital stock of the Corporation within the meaning of the Charter of the Corporation and shall be referred to herein collectively as the "Class."

        2. The Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock, the Limited Term Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" shall each hereafter be deemed to be a subclass of the Class, and each share of each such subclass shall represent an equal proportionate interest in the "assets belonging to" the Class (subject to the liabilities belonging to the Class), as the "assets belonging to" the Class shall be determined in accordance with Article FIFTH, Section 3 of the Charter of the Corporation, and, except as otherwise specifically set forth herein, shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as are afforded by the Charter of the Corporation and applicable law to every other share of each subclass of the Class.

        3. Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock and the Limited Term Class Y Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from subclass to subclass within the Class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of

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complying with requirements of regulatory or legislative authorities.

        4. As more fully set forth hereafter, the expenses and liabilities attributable to the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock and the Limited Term Class Y Stock, respectively, shall be determined separately, and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution and liquidation of the Corporation to holders, of shares of such subclasses of the Class may vary from subclass to subclass within the Class.

        5. For purposes of determining the net asset value per share of stock of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock and the Limited Term Class Y Stock, respectively (i) the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable to the Class as a whole, if any (but not with any liabilities attributable only to a particular subclass thereof) and with the Class's share of the liabilities of the Corporation not attributable to any particular class or subclass of the capital stock of the Corporation; in the latter case, in the proportion that the aggregate net asset value of the Class (determined without regard to such liabilities) bears to the net asset value of all classes of the capital stock of the Corporation (determined without regard to such liabilities), as determined in accordance with procedures established by the Board of Directors, and then (ii) each share of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock, the Limited Term Class Y Stock and "Flagship Utility Income Fund Portfolio Stock" shall be allocated a proportionate interest in the "assets belonging to" the Class (after application thereto of the expenses and liabilities described in clause (i)) based upon the number of shares of each such subclass then-outstanding, and then (iii) each such interest of each such subclass in the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable solely to such subclass, all as determined in accordance with procedures established by the Board of Directors and as may be described in the Prospectus of the Corporation relating to the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock or the Limited Term Class Y Stock in effect from time to time.

        6. The net asset value of each share of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Class C Stock, and the Limited Term Class Y Stock to be issued and sold or redeemed or purchased at net asset value shall be the net asset value per share determined in accordance with the procedures adopted by the Board of Directors based upon the "assets belonging to" the Class less the expenses and liabilities charged to the Class and less the expenses and liabilities charged to each such subclass as described in the Prospectus of the Corporation relating to the Limited Term Class A Stock, the Limited Term Class B Stock,

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the Limited Term Class C Stock or the Limited Term Class Y Stock in effect from time to time.

        7. All consideration received by the Corporation in respect of the issuance or sale of shares of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock or the Limited Term Class Y Stock, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class for all purposes, subject only to the rights of creditors of the Corporation and the rights of other subclasses of the Class, and shall be so recorded upon the books of account of the Corporation.

        8. The Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock and the Limited Term Class Y Stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to each such subclass of the Class; provided, however, that dividends or distributions shall be paid on shares of each such subclass of the Class only out of "assets belonging to" the Class.

        9. In the event of liquidation or dissolution of the Corporation, holders of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Term Class C Stock and the Limited Term Class Y Stock shall be entitled to receive, as a subclass, out of the assets of the Corporation available for distribution to stockholders, a proportionate interest in the "assets belonging to" the Class. The assets so distributable to the stockholders of each such subclass of the Class shall be distributed amongst the stockholders of such subclasses in proportion to the number of shares of that subclass held by them as recorded on the books of the Corporation. In the event that there are any "assets belonging to" the Class which are available for distribution that are not attributable to any particular subclass of such Class, such assets shall be allocated to all subclasses in proportion to the net asset values of each of the respective subclasses of the Class and then distributed to the holders of the stock of each subclass in proportion to the number of shares of that subclass held by the respective holders thereof.

        10. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent to the contrary, each share of the Limited Term Class A Stock also shall be subject to the following provisions: (i) the shares of the Limited Term Class A Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof plus a sales charge in such amount as may be established from time to time by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Limited Term Class A Stock in effect at the time the shares of Limited Term Class A

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Stock shall be purchased from the Corporation; and (ii) each holder of shares of the Limited Term Class A Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Limited Term Class A Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        11. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Limited Term Class B Stock also shall be subject to the following provisions: (i) the shares of the Limited Term Class B Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the Prospectus of the Corporation relating to the Limited Term Class B Stock in effect at the time the shares of Limited Term Class B Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation, to the extent and at such times as the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a redemption price equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Limited Term Class B Stock, from time to time, in such amounts as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Limited Term Class B Stock in effect at the time the shares of Limited Term Class B Stock shall be purchased from the Corporation; (ii) each holder of shares of the Limited Term Class B Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Limited Term Class B Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Limited Term Class B Stock, from time to time, in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Limited Term Class B Stock in effect at the time the shares of Limited Term Class B Stock shall be purchased from the Corporation; and (iii) each share of the Limited Term Class B Stock shall convert automatically, without any action on the part of the holder thereof, into one share of Limited Term

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Class A Stock per share of Limited Term Class B Stock held by the holder thereof on such date as may be established by the Board of Directors of the Corporation, from time to time, in its sole and absolute discretion (the "Conversion Date"); provided, however, that the Conversion Date shall not be a date which less than four years following the date on which the shares of Limited Term Class B Stock to be converted shall have been purchased by the holder thereof and shall not be a date later than ten years following the date on which the shares of the Limited Term Class B Stock to be converted shall have been purchased by the holder thereof.

        For purposes of the foregoing conversion feature of the Limited Term Class B Stock, shares of Limited Term Class B Stock which are purchased by the holder thereof by reinvestment of dividends or distributions paid or made by the Corporation in respect of the Limited Term Class B Stock shall convert to Limited Term Class A Stock on the applicable Conversion Date on a proportionate basis in the same proportion that the shares of Limited Term Class B Stock not so purchased held by such holder convert to Limited Term Class A Stock on the applicable Conversion Date. From and after the conversion of any shares of Limited Term Class B Stock to Limited Class A Stock, all of the shares of Limited Term Class B Stock so converted shall have all of the preferences, rights, voting powers, restrictions, limitations as to dividends, and qualifications and terms and conditions of and rights to require redemption as are afforded to each share of Limited Term Class A Stock pursuant to the Charter of the Corporation and these Articles Supplementary.

        12. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Limited Term Class C Stock also shall be subject to the following provisions: (i) each share of the Limited Term Class C Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the Prospectus of the Corporation relating to the Limited Term Class C Stock in effect at the time the shares of Limited Term Class C Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation from any holder thereof to the extent that the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors may determine to be advisable, at any time within the first year following the date that the holder thereof shall have purchased such shares of Limited Term Class C Stock from the Corporation at a price equal to the net asset value per share thereof, less any applicable redemption charges, including a contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of Limited Term Class C Stock in such amounts as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Limited Term Class C Stock in effect at the time the shares of Limited Term Class C Stock shall be purchased from the Corporation, and thereafter may be redeemed from the holder thereof by the Corporation to the extent that the Board of Directors may determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Limited Term Class C Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Limited Term Class C Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of the Limited Term Class C Stock in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Limited Term Class C Stock in effect at the time the shares of Limited Term Class C Stock shall be purchased from the Corporation.

        13. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, the shares of the Limited Term Class Y Stock also shall be subject to the following provisions: (i) the Limited Term Class Y Stock shall be offered, issued and sold by the Corporation only to institutional investors making a minimum investment in Limited Term Class Y Stock of at least $2,000,000, on an aggregate basis, upon such other terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Limited Term Class Y Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully affect such redemption under the laws of the State of Maryland, all or any part of the shares of the Limited Term Class Y Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        14. The right of any holder of shares of the Limited Term Class A Stock, the Limited Term Class B Stock, the Limited Class C Stock or the Limited Term Class Y Stock to be redeemed by the Corporation as provided in these Articles Supplementary or pursuant to Article FIFTH, Section 3(e) of the Charter of the Corporation to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder has previously become entitled as the record holder of such shares on the record date for such dividend or distribution. Notwithstanding the foregoing, in the event that any shares of such stock are redeemed by the Corporation and certificates representing the redeemed shares have been issued by the Corporation, the redemption price therefor need not be paid by the Corporation until the certificates have been received by the Corporation or its agent duly endorsed for transfer.

        SIXTH: The shares of "Flagship Utility Income Fund Portfolio Stock" shall continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as were afforded to "Flagship Utility Income Fund Portfolio Stock" prior to the effectiveness of these Articles Supplementary.

        SEVENTH: Pursuant to the authority vested in the Board of Directors of the Corporation by Article FIFTH of the Charter of the Corporation, in order to reflect current practices by the Corporation with respect its capital stock, and to give legal effect thereto, the Board of Directors of the Corporation has duly reclassified shares of its "Flagship Intermediate U.S. Government Fund Portfolio Stock" into various sub-classes thereof as follows: (i) 24,500,000 shares of "Flagship Intermediate U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class A;" (ii) 24,500,000 shares of "Flagship Intermediate U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class B;" (iii) 24,500,000 shares of "Flagship Intermediate U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class C;" and (iv) 24,500,000 shares of "Flagship Intermediate U.S. Government Fund Portfolio Stock" have been, and are hereby, reclassified as a sub-class thereof consisting of 24,500,000 shares hereafter designated as "Flagship Intermediate U.S. Government Fund Portfolio Stock Class Y."

        EIGHTH: The shares of "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class A" (the "Intermediate Class A Stock"), "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class B" (the "Intermediate Class B Stock"), "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class C" (the "Intermediate Class C Stock") and "Flagship Intermediate U.S. Government Fund Portfolio Stock - Class Y" (the "Intermediate Class Y Stock") shall have the following preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of and rights to require redemption:

        1. The Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock, the Intermediate Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" together shall be deemed to be a single "class" of the capital stock of the Corporation within the meaning of the Charter of the Corporation and shall be referred to herein collectively as the "Class."

        2. The Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock, the Intermediate Class Y Stock and the shares of the capital stock of the Corporation classified presently as "Flagship Utility Income Fund Portfolio Stock" shall each hereafter be deemed to be a subclass of the Class, and each share of each such subclass shall represent an equal proportionate interest in the "assets belonging to" the Class (subject to the liabilities belonging to the Class), as the "assets belonging to" the Class shall be determined in accordance with Article FIFTH, Section 3 of the Charter of the Corporation, and, except as otherwise specifically set forth herein, shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as are afforded by the Charter of the Corporation and applicable law to every other share of each subclass of the Class.

        3. Without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock and the Intermediate Class Y Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary from subclass to subclass within the Class to such extent and for such purposes as the Board of Directors may deem appropriate, including, but not limited to, the purpose of complying with requirements of regulatory or legislative authorities.

        4. As more fully set forth hereafter, the expenses and liabilities attributable to the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock and the Intermediate Class Y Stock, respectively, shall be determined separately, and, accordingly, the net asset value, the dividends and distributions payable to holders, and the amounts distributable in the event of dissolution and liquidation of the Corporation to holders, of shares of such subclasses of the Class may vary from subclass to subclass within the Class.

        5. For purposes of determining the net asset value per share of stock of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock and the Intermediate Class Y Stock, respectively (i) the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable to the Class as a whole, if any (but not with any liabilities attributable only to a particular subclass thereof) and with the Class's share of the liabilities of the Corporation not attributable to any particular class or subclass of the capital stock of the Corporation; in the latter case, in the proportion that the aggregate net asset value of the Class (determined without regard to such liabilities) bears to the net asset value of all classes of the capital stock of the Corporation (determined without regard to such liabilities), as determined in accordance with procedures established by the Board of Directors, and then (ii) each share of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock, the Intermediate Class Y Stock and "Flagship Utility Income Fund Portfolio Stock" shall be allocated a proportionate interest in the "assets belonging to" the Class (after application thereto of the expenses and liabilities described in clause (i)) based upon the number of shares of each such subclass then-outstanding, and then (iii) each such interest of each such subclass in the "assets belonging to" the Class shall be charged with the expenses and liabilities of the Corporation attributable solely to such subclass, all as determined in accordance with procedures established by the Board of Directors and as may be described in the Prospectus of the Corporation relating to the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock or the Intermediate Class Y Stock in effect from time to time.

        6. The net asset value of each share of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock, and the Intermediate Class Y Stock to be issued and sold or redeemed or purchased at net asset value shall be the net asset value per share determined in accordance with the procedures adopted by the Board of Directors based upon the "assets belonging to" the Class less the expenses and liabilities charged to the Class and less the expenses and liabilities charged to each such subclass as described in the Prospectus of the Corporation relating to the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock or the Intermediate Class Y Stock in effect from time to time.

        7. All consideration received by the Corporation in respect of the issuance or sale of shares of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock or the Intermediate Class Y Stock, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Class for all purposes, subject only to the rights of creditors of the Corporation and the rights of other subclasses of the Class, and shall be so recorded upon the books of account of the Corporation.

        8.     The Intermediate Class A Stock, the Intermediate Class B
Stock, the Intermediate Class C Stock and the Intermediate Class Y
Stock shall be entitled to such dividends or distributions, in stock or in cash or both, as may be declared from time to time by the Board of Directors, acting in its sole discretion, with respect to each such subclass of the Class; provided, however, that dividends or distributions shall be paid on shares of each such subclass of the Class only out of "assets belonging to" the Class.

        9. In the event of liquidation or dissolution of the Corporation, holders of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock and the Intermediate Class Y Stock shall be entitled to receive, as a subclass, out of the assets of the Corporation available for distribution to stockholders, a proportionate interest in the "assets belonging to" the Class. The assets so distributable to the stockholders of each such subclass of the Class shall be distributed amongst the stockholders of such subclasses in proportion to the number of shares of that subclass held by them as recorded on the books of the Corporation. In the event that there are any "assets belonging to" the Class which are available for distribution that are not attributable to any particular subclass of such Class, such assets shall be allocated to all subclasses in proportion to the net asset values of each of the respective subclasses of the Class and then distributed to the holders of the stock of each subclass in proportion to the number of shares of that subclass held by the respective holders thereof.

        10. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent to the contrary, each share of the Intermediate Class A Stock also shall be subject to the following provisions: (i) the shares of the Intermediate Class A Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof plus a sales charge in such amount as may be established from time to time by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Intermediate Class A Stock in effect at the time the shares of Intermediate Class A Stock shall be purchased from the Corporation; and (ii) each holder of shares of the Intermediate Class A Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Intermediate Class A Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        11. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Intermediate Class B Stock also shall be subject to the following provisions: (i) the shares of the Intermediate Class B Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the

Prospectus of the Corporation relating to the Intermediate Class B Stock in effect at the time the shares of Intermediate Class B Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation, to the extent and at such times as the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a redemption price equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Intermediate Class B Stock, from time to time, in such amounts as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Intermediate Class B Stock in effect at the time the shares of Intermediate Class B Stock shall be purchased from the Corporation; (ii) each holder of shares of the Intermediate Class B Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Intermediate Class B Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof, less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation in respect of the redemption of Intermediate Class B Stock, from time to time, in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Intermediate Class B Stock in effect at the time the shares of Intermediate class B Stock shall be purchased from the Corporation; and (iii) each share of the Intermediate Class B Stock shall convert automatically, without any action on the part of the holder thereof, into one share of Intermediate Class A Stock per share of Intermediate Class B Stock held by the holder thereof on such date as may be established by the Board of Directors of the Corporation, from time to time, in its sole and absolute discretion (the "Conversion Date"); provided, however, that the Conversion Date shall not be a date which less than four years following the date on which the shares of Intermediate Class B Stock to be converted shall have been purchased by the holder thereof and shall not be a date later than ten years following the date on which the shares of the Intermediate Class B Stock to be converted shall have been purchased by the holder thereof.

        For purposes of the foregoing conversion feature of the Intermediate Class B Stock, shares of Intermediate Class B Stock which are purchased by the holder thereof by reinvestment of dividends or distributions paid or made by the Corporation in respect of the Intermediate Class B Stock shall convert to Intermediate Class A Stock on the applicable Conversion Date on a proportionate basis in the same proportion that the shares of

Intermediate Class B Stock not so purchased held by such holder convert to Intermediate Class A Stock on the applicable Conversion Date. From and after the conversion of any shares of Intermediate Class B Stock to Intermediate Class A Stock, all of the shares of Intermediate Class B Stock so converted shall have all of the preferences, rights, voting powers, restrictions, limitations as to dividends, and qualifications and terms and conditions of and rights to require redemption as are afforded to each share of Intermediate Class A Stock pursuant to the Charter of the Corporation and these Articles Supplementary.

        12. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, each share of the Intermediate Class C Stock also shall be subject to the following provisions: (i) each share of the Intermediate Class C Stock may be issued and sold by the Corporation, from time to time, at a purchase price equal to the net asset value thereof subject to a contingent deferred sales charge as set forth in the Prospectus of the Corporation relating to the Intermediate Class C Stock in effect at the time the shares of Intermediate Class C Stock shall be purchased from the Corporation, and may be redeemed at the option of the Corporation from any holder thereof to the extent that the Board of Directors shall, in its sole and absolute discretion, determine to be necessary or advisable, upon such terms and conditions as the Board of Directors may determine to be advisable, at any time within the first year following the date that the holder thereof shall have purchased such shares of Intermediate Class C Stock from the Corporation at a price equal to the net asset value per share thereof, less any applicable redemption charges, including a contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of Intermediate Class C Stock in such amounts as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Intermediate Class C Stock in effect at the time the shares of Intermediate Class C Stock shall be purchased from the Corporation, and thereafter may be redeemed from the holder thereof by the Corporation to the extent that the Board of Directors may determine to be necessary or advisable, upon such terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Intermediate Class C Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully effect such redemption under the laws of the State of Maryland, all or any part of the shares of the Intermediate Class C Stock standing in the name of such holder on the books of the Corporation at a price per share equal to the net asset value per share thereof less any applicable redemption charges, including any contingent deferred sales charge, imposed by the Corporation from time to time in respect of the redemption of the Intermediate Class C Stock in such amount(s) as may be determined by the Board of Directors of the Corporation and set forth in the Prospectus of the Corporation relating to the Intermediate Class C Stock in effect at the time the shares of Intermediate Class C Stock shall be purchased from the Corporation.


        13. Notwithstanding anything contained in the Charter of the Corporation which may be inconsistent or to the contrary, the shares of the Intermediate Class Y Stock also shall be subject to the following provisions: (i) the Intermediate Class Y Stock shall be offered, issued and sold by the Corporation only to institutional investors making a minimum investment in Intermediate Class Y Stock of at least $2,000,000, on an aggregate basis, upon such other terms and conditions as the Board of Directors shall deem advisable, at a price not exceeding the net asset value per share thereof; and (ii) each holder of shares of the Intermediate Class Y Stock, upon request to the Corporation (accompanied by surrender of the appropriate stock certificate or certificates in proper form for transfer, if any certificates have been issued to represent such shares), shall be entitled to require the Corporation to redeem, to the extent that the Corporation may lawfully affect such redemption under the laws of the State of Maryland, all or any part of the shares of the Intermediate Class Y Stock standing in the name of such holder on the books of the Corporation at a price per share not exceeding the net asset value per share thereof.

        14. The right of any holder of shares of the Intermediate Class A Stock, the Intermediate Class B Stock, the Intermediate Class C Stock or the Intermediate Class Y Stock to be redeemed by the Corporation as provided in these Articles Supplementary or pursuant to Article FIFTH, Section 3(e) of the Charter of the Corporation to receive dividends thereon and all other rights of such holder with respect to such shares shall terminate at the time as of which the purchase or redemption price of such shares is determined, except the right of such holder to receive (i) the redemption price of such shares from the Corporation or its designated agent and (ii) any dividend or distribution to which such holder has previously become entitled as the record holder of such shares on the record date for such dividend or distribution. Notwithstanding the foregoing, in the event that any shares of such stock are redeemed by the Corporation and certificates representing the redeemed shares have been issued by the Corporation, the redemption price therefor need not be paid by the Corporation until the certificates have been received by the Corporation or its agent duly endorsed for transfer.

        NINTH: The shares of "Flagship Utility Income Fund Portfolio Stock" shall continue to have the same preferences, conversion and


                             [this space intentionally left blank]
other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of and rights to require redemption as were afforded to "Flagship Utility Income Fund Portfolio Stock" prior to the effectiveness of these Articles Supplementary.

        IN WITNESS WHEREOF, Flagship Admiral Funds, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested to by its Secretary as of the 9th day of December, 1994.

ATTEST:                                     FLAGSHIP ADMIRAL FUNDS, INC.

/s/ Michael D. Kalbfleisch                         /s/ Richard P. Davis
___________________________                 By____________________________(SEAL)
Michael D. Kalbfleisch                        Richard P. Davis
Secretary                                     President


        The undersigned, being the duly elected and acting President of Flagship Admiral Funds, Inc., hereby acknowledges the foregoing Articles Supplementary to be the act of the Corporation and hereby certifies that, to the best of his knowledge, information and belief, under penalties for perjury, all matters and facts contained in such Articles Supplementary are true in all material respects.


                                                   /s/ Richard P. Davis
                                            ------------------------------------
                                            Richard P. Davis
                                            President